Lincoln Financial Group
Table of Contents
First Quarter 2010

Lincoln Financial Group Analyst Coverage	i
Notes	ii-iii

Financial Highlights	1 - 3
Consolidated Operating Expense Detail	4
Selected Financial Results Summary	5
Details Underlying Realized Loss, After-DAC	6
Consolidated Statements of Income	7
Consolidated Roll Forwards of DAC, VOBA, DFEL and DSI	8
Consolidating Statements of Income from Operations - Current Year - Quarter	9
Consolidating Statements of Income from Operations - Prior Year - Quarter	10
Consolidated Balance Sheets and Selected Share Data	11
Balance Sheet Data - Segment Highlights	12

Retirement Solutions
Annuities:
Income Statements and Operational Data	13
DAC, VOBA, DFEL and DSI Roll Forwards	14
Account Value Roll Forwards and Information	15
Account Value Information	16
Interest Rate Spread Information, GLB Expense Assessments, GLB Attributed Fee
and GLB Account Values by Type	17
Defined Contribution:
Income Statements, Operational Data and DAC, VOBA and DSI Roll Forwards	18
Account Value Roll Forwards and Information	19
Account Value Roll Forwards by Product	20
Account Value and Interest Rate Spread Information	21

Insurance Solutions
Life Insurance:
Income Statements, Operational Data and DAC, VOBA and DFEL Roll Forwards	22
Operational Data and Account Value Roll Forwards	23
Group Protection:
Income Statements and Operational Data	24

Other Operations	25

Discontinued Operations	25

Consolidated Deposits, Account Balances and Net Flows	26

Consolidated Investment Data	27

3/31/2010			i
Lincoln Financial Group Analyst Coverage
First Quarter 2010

Firm	Analyst	Phone Number
Bank of America - Merrill Lynch	Ed Spehar	212-449-4245
Barclays Capital	Eric Berg	212-526-2805
Citigroup	Colin Devine	212-816-1682
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Darin Arita	212-250-7321
Dowling and Partners	Sean Rourke	860-676-8600
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Neczypor	212-357-8512
JP Morgan Securities	Jimmy Bhullar	212-622-6397
Keefe, Bruyette and Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Macquarie Securities	Mark Finkelstein	312-425-4079
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
Sandler O'Neil and Partners	Edward Shields	312-281-3487
Sanford C. Bernstein & Co.	Suneet Kamath	212-756-4587
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Andrew Kligerman	212-713-2492
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: (484) 583-1420
Fax: (484) 583-3962

Notes
This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Report will be available immediately after the release of earnings for each quarter through our Investor Relations website: www.LincolnFinancial.com/investor

3/31/2010			ii
NOTES

Definitions and Presentation

"Income (loss) from operations," "operating revenues" and "return on capital" are non-GAAP financial measures and do not replace GAAP revenues, net income (loss) and return on stockholders' equity. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

•	We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
	•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
		•	Sale or disposal of securities;
		•	Impairments of securities;
		•	Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of our trading securities;
		•	Change in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders within our variable annuities, which is referred to as "GDB derivatives results";
		•	Change in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders within our variable annuities accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”), net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as “GLB net derivative results”; and
		•	Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“indexed annuity forward-starting option”).
	•	Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of
the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");
	•	Income (loss) from the initial adoption of new accounting standards;
	•	Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;
	•	Gain (loss) on early extinguishment of debt;
	•	Losses from the impairment of intangible assets; and
	•	Income (loss) from discontinued operations.

	•	Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
		•	Excluded realized gain (loss);
		•	Amortization of deferred front-end loads ("DFEL") arising from changes in GDB and GLB benefit ratio unlocking;
		•	Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and
		•	Revenue adjustments from the initial adoption of new accounting standards.

	•	Return on capital measures the effectiveness of our use of total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing annualized income (loss) from operations (after adding back interest expense) by average capital. The difference between return on capital and return on stockholders' equity represents the effect of leveraging on our consolidated results.

Income (loss) from operations, operating revenues and return on capital are financial measures we use to evaluate and assess our results. Our management and Board of Directors believe that these performance measures explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

	•	Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of our current business. These measures include deposits, sales, net flows, first-year premiums, in force and spreads.
	•	Sales as reported consist of the following:
		•	Universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance ("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;
		•	Whole life and term - 100% of first year paid premiums;
		•	Linked-benefit - 15% of premium deposits;
		•	Annuities - deposits from new and existing customers;
		•	Group Protection - annualized first year premiums from new policies; and

Our roll forwards of deferred acquisition costs ("DAC") and value of business acquired ("VOBA"), deferred sales inducements ("DSI") and DFEL disclose the net impact of prospective and retrospective unlocking on amortization for these accounts. This information helps explain a source of volatility in amortization.

	•	Prospective unlocking - In the third quarter of each year, we review and update our assumptions used in projecting our future estimated gross profits ("EGPs") used to amortize DAC, VOBA, DFEL, DSI and the calculations of embedded derivatives and reserves for annuity and life insurance products with certain guarantees. We may also have prospective unlocking if we experience long-term or significant deviations from expected equity market returns requiring a change to best estimate projections of EGPs and reversion to the mean ("RTM") prospective unlocking of DAC, VOBA, DFEL, DSI and other contract holder funds. These updates to assumptions result in unlocking that represent an increase or decrease to our carrying value of DAC, VOBA, DFEL, DSI and other contract holder funds based upon our updated view of future EGPs. The various assumptions that are reviewed include investment margins, mortality, retention and rider utilization. In addition, in the third quarter of each year during our annual prospective unlocking review, we may identify and implement actuarial modeling refinements which can result in prospective and retrospective unlocking impacts that impact
DAC, VOBA, DSI, DFEL and embedded derivatives and reserves for annuity and life products with living and death benefit guarantee reserves.

iii
• Retrospective unlocking - On a quarterly basis, we “true-up” our models for actual gross profits and in-force experience for the period.
To the extent that actual experience differs from previously expected, a positive or negative retrospective adjustment to the amortization of DAC, VOBA, DSI and DFEL is recorded. This update to the models may generate a change in the amortization rate which results in a catch-up to the cumulative amortization, by recalculating the DAC, VOBA, DSI and DFEL balances assuming that the revised amortization rate had been used since issue.

Book value per share excluding accumulated other comprehensive income ("AOCI") is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI and Series B preferred stock balances as it is non-convertible (issued and sold to the
U.S. Treasury in connection with the Troubled Asset Relief Program Capital Purchase Program as part of the Emergency Economic Stabilization Act of 2008), by (b) common shares outstanding, assuming conversion of Series A preferred shares. We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Pre-tax operating margin is calculated as income (loss) from operations before federal income taxes divided by operating revenues. After-tax operating margin is calculated as income (loss) from operations divided by operating revenues.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

In June 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-17, “Improvements to Financial Reporting by Enterprises Involved
with Variable Interest Entities” (“ASU 2009-17”), which amended the consolidation guidance for variable interest entities (“VIEs”). For a more detailed description of ASU 2009-17, see “Future Adoption of New Accounting Standards – Consolidations Topic” in Note 2 of our 2009 Form 10-K.
Effective January 1, 2010, we adopted the amendments in ASU 2009-17, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. In accordance with ASU 2009-17, we are the beneficiary of the VIEs associated with our investments in credit-linked notes, and as such, we have consolidated all the assets and liabilities of these VIEs, and recorded a cumulative effect adjustment of $169 million, after-tax, to reduce the beginning balance of retained earnings as of January 1, 2010.

Throughout the document, "after-DAC" refers to the associated amortization expense of DAC, VOBA, DSI and DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities.

Reclassifications
In addition to the items discussed above, certain amounts reported in prior periods have been reclassed to the presentation adopted in the current period.
These reclassifications had no effect on net income, income from operations or stockholders' equity in the prior period.

3/31/2010				PAGE 1
Financial Highlights
Unaudited (in millions, except per share data)

	For the Three Months Ended March 31,
			Change
	2010	2009	Amount	%
Income from Operations - By Segment
Annuities	$118.7	$73.9	$44.8	60.6%
Defined Contribution	35.9	29.8	6.1	20.5%
Total Retirement Solutions	154.6	103.7	50.9	49.1%
Life Insurance	136.7	142.2	(5.5)	-3.9%
Group Protection	21.4	25.7	(4.3)	-16.7%
Total Insurance Solutions	158.1	167.9	(9.8)	-5.8%
Other Operations	(36.6)	(108.5)	71.9	66.3%
Income from Operations (1)	276.1	163.1	113.0	69.3%
Excluded realized loss, after-tax (2) (3)	(26.5)	(136.4)	109.9	80.6%
Benefit ratio unlocking, after-tax (3)	5.5	(52.0)	57.5	110.6%
Income from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax (3)	0.4	0.4	-	0.0%
Gain on early extinguishment of debt, after-tax (3)	-	41.8	(41.8)	-100.0%
Impairment of intangibles, after-tax (3)	-	(603.5)	603.5	100.0%
Income from discontinued operations, after-tax (4)	27.9	7.7	20.2	262.3%
Net Income (Loss)	283.4	(578.9)	862.3	149.0%
Preferred stock dividends and accretion of discount	(18.4)	-	(18.4)	NM
Minority interest adjustment (5)	-	(0.1)	0.1	100.0%
Net Income (Loss) Available to Common Stockholders	$265.0	$(579.0)	$844.0	145.8%

Earnings Per Common Share - Diluted
Income from operations (1) (6)	$0.83	$0.64	$0.19	29.7%
Excluded realized loss, after-tax (2) (3) (6)	(0.09)	(0.54)	0.45	83.3%
Benefit ratio unlocking, after-tax (3) (6)	0.02	(0.20)	0.22	110.0%
Gain on early extinguishment of debt, after-tax (3) (6)	-	0.16	(0.16)	-100.0%
Impairment of intangibles, after-tax (3) (6)	-	(2.36)	2.36	100.0%
Income from discontinued operations, after-tax (4) (6)	0.09	0.03	0.06	200.0%
Net Income (Loss)	$0.85	$(2.27)	$3.12	137.4%

Operating Revenues - By Segment
Annuities	$629.9	$521.7	$108.2	20.7%
Defined Contribution	240.5	218.5	22.0	10.1%
Total Retirement Solutions	870.4	740.2	130.2	17.6%
Life Insurance	1,127.8	1,076.2	51.6	4.8%
Group Protection	445.2	421.4	23.8	5.6%
Total Insurance Solutions	1,573.0	1,497.6	75.4	5.0%
Other Operations	123.9	105.4	18.5	17.6%
Total Operating Revenues	2,567.3	2,343.2	224.1	9.6%
Excluded realized loss, pre-tax (2)	(40.9)	(207.6)	166.7	80.3%
Amortization income of DFEL associated with benefit
ratio unlocking, pre-tax	0.3	(4.2)	4.5	107.1%
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance, pre-tax	0.7	0.7	-	-
Total Revenues	$2,527.4	$2,132.1	$395.3	18.5%

(1)	Income from operations includes restructuring charges. See page 5 for detail.
(2)	See page 6 for detail.
(3)
We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

(4)	Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 25 for details.
(5)	Relates to outstanding stock options under the Delaware Investments U.S. Inc. stock option incentive plan.
(6)
In those periods with a loss from continuing operations, shares used in the earnings per share calculation represent basic shares, since using diluted shares would have been anti-dilutive. This same concept applies to our income (loss) from operations as well.

3/31/2010				PAGE 2
Financial Highlights (Continued)
Unaudited (billions of dollars)

	For the Three Months Ended March 31,
			Change
	2010	2009	Amount	%
Retirement Solutions - Annuities
Gross deposits	$2.276	$2.188	$0.088	4.0%
Net flows	0.575	0.430	0.145	33.7%
Account values (gross)	77.857	57.155	20.702	36.2%
Account values (net of reinsurance)	76.846	56.061	20.785	37.1%

Retirement Solutions - Defined Contribution
Gross deposits (1)	1.307	1.561	(0.254)	-16.3%
Net flows	0.109	0.657	(0.548)	-83.4%
Account values - annuities	25.670	21.645	4.025	18.6%
Alliance and Smart Future mutual funds	11.029	6.848	4.181	61.1%
Total annuities and mutual fund account values	36.699	28.493	8.206	28.8%

Insurance Solutions - Life Insurance
Sales (in millions)	$142.6	$145.2	$(2.6)	-1.8%
Life insurance in force	546.319	525.234	21.085	4.0%
Account values (net of reinsurance)	32.074	30.031	2.043	6.8%

Insurance Solutions - Group Protection
Annualized sales (in millions)	63.1	54.3	8.8	16.2%
Loss ratio (2)	74.8%	70.8%	NM	NM

Consolidated
Total deposits	$4.660	$4.807	$(0.147)	-3.1%
Total account balances	145.619	114.585	31.034	27.1%
Total net flows	1.286	1.644	(0.358)	-21.8%

(1)	Includes deposits for mutual funds. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.
(2)	Represents combined loss ratio for life, disability and dental businesses.

3/31/2010				PAGE 3
Financial Highlights (Continued)
Unaudited (millions of dollars)

	For the Three Months Ended March 31,
			Change
	2010	2009	Amount	%
Balance Sheet Assets - End-of-Period	$181,621.4	$157,426.9	$24,194.5	15.4%

Stockholders' Equity
Beginning-of-period (including AOCI)	$11,700.2	$7,976.8	$3,723.4	46.7%
End-of-period (including AOCI)	12,368.5	7,323.5	5,045.0	68.9%
End-of-period (excluding AOCI)	12,066.3	10,298.6	1,767.7	17.2%
Average equity (excluding AOCI)	12,013.9	10,539.5	1,474.4	14.0%

Return on Equity
Net income (loss)/average equity (excluding AOCI)	9.4%	-22.0%
Income (loss) from operations/average equity (excluding AOCI)	9.2%	6.2%

Return on Capital
Income (loss) from operations/average capital	7.4%	5.1%

Common Shares Outstanding
Average for the period - basic	302.2	255.6	46.6	18.2%
Average for the period - diluted	312.1	257.8	54.3	21.1%
End-of-period - assuming conversion of preferreds (1)	302.6	256.2	46.4	18.1%
End-of-period - diluted	313.0	258.1	54.9	21.3%

Book value per common share (including AOCI) (2)	$38.19	$28.59	$9.60	33.6%
Book value per common share (excluding AOCI) (2)	37.19	40.20	(3.01)	-7.5%

Cash Returned to Common Stockholders
Common dividends declared	$3.0	$2.6	0.4	15.4%

Dividend declared on common stock - per share	$0.010	$0.010	$-	0.0%
Dividend payout ratio	1.2%	-0.4%
Annualized yield (3)	0.1%	0.6%

Comprehensive Income (Loss)
Net income (loss)	$283.4	$(578.9)	$862.3	149.0%
Net unrealized gain (loss) on available-for-sale securities	551.2	(45.0)	596.2	NM
Unrealized other-than-temporary impairment on
available-for-sale securities	1.2	(75.2)	76.4	101.6%
Net unrealized gain (loss) on derivative instruments	9.6	(69.3)	78.9	113.9%
Foreign currency translation adjustment	(1.2)	16.9	(18.1)	NM
Funded status of employee benefit plans	2.8	0.9	1.9	211.1%
Comprehensive Income (Loss)	$847.0	$(750.6)	$1,597.6	212.8%

Leverage Ratio (4)	26.8%	26.7%

Ratings as of April 28, 2010
Standard &
	A.M. Best	Fitch	Moody's	Poor's
Senior Debt Ratings	a-	BBB	Baa2	A-

Financial Strength Ratings
Lincoln National Life Insurance Company	A+	A+	A2	AA-
First Penn-Pacific Life Insurance Company	A+	A+	A2	A+
Lincoln Life & Annuity Company of New York	A+	A+	A2	AA-

(1)	The holders of our Series B preferred stock have no right to exchange or convert such shares into any other securities, therefore these shares have not been converted in this calculation.
(2)	These computations exclude Series B preferred stock balances as it is non-convertible.
(3)	Indicated dividend divided by the closing price.
(4)
The numerator in this calculation is arrived at by adding our total debt, $5,161, excluding 75% of our capital securities, $1,114, and all of our $373 million senior note, which is net of the unamortized discount, issued in October 2007 because the proceeds were reinvested in a pool of long-term assets, plus our Series B preferred stock liquidation value of $950 million. The denominator in this calculation is arrived at by adding the numerator, $4,624, excluding the Series B preferred stock liquidation value, plus our stockholders' equity, excluding AOCI, $12,066, plus 75% of our capital securities, plus all of our senior notes.

3/31/2010						PAGE 4
Consolidated Operating Expense Detail
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Commissions	$360.0	$358.2	$403.9	$421.2	$379.7	5.5%

General and Administrative Expenses
General and administrative expenses	306.3	311.4	317.3	351.7	310.8	1.5%
Merger-related expenses	6.7	4.4	2.5	2.8	2.3	-65.7%
Total General and Administrative Expenses,
Excluding Broker-Dealer	313.0	315.8	319.8	354.5	313.1	0.0%

Communications expenses	12.9	13.5	13.2	12.9	13.8	7.0%
Restructuring charges associated with merger-
related cost saving initiatives	-	-	0.1	-	-	NM
Restructuring charges for expense initiatives	5.1	28.6	0.5	0.3	-	-100.0%
Taxes, licenses and fees	54.6	43.0	48.2	24.3	57.5	5.3%
Interest and debt expense	64.7	60.9	68.0	68.1	68.1	5.3%
Total Commissions and Expenses Incurred	810.3	820.0	853.7	881.3	832.2	2.7%

Less: Commissions and Expenses Capitalized	(383.5)	(385.4)	(422.5)	(460.0)	(385.1)	-0.4%

Total Expenses Incurred, Excluding
Amortization and Broker-Dealer Expenses	426.8	434.6	431.2	421.3	447.1	4.8%

Amortization
Amortization of DAC and VOBA, net of interest	237.7	231.7	311.4	260.9	258.1	8.6%
Amortization of intangibles	1.1	1.0	1.1	1.0	1.0	-9.1%
Total Amortization	238.8	232.7	312.5	261.9	259.1	8.5%

Broker-Dealer Commissions and Other Expenses	64.1	69.2	73.6	81.1	73.6	14.8%

Total	$729.7	$736.5	$817.3	$764.3	$779.8	6.9%

Merger-Related Expenses (1)
Severance and employee-related charges	$0.7	$0.6	$0.3	$0.5	$0.2	-71.4%
Systems integration and related expenses	5.1	2.6	1.5	1.4	2.0	-60.8%
Other expenses	0.9	1.2	0.8	0.9	0.1	-88.9%
Total Merger-Related Expenses	$6.7	$4.4	$2.6	$2.8	$2.3	-65.7%

(1)	Represents merger-related expenses included in general and administrative expenses and restructuring charges.

3/31/2010						PAGE 5
Selected Financial Results Summary
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Operating Revenues
Annuities	$521.7	$552.5	$598.2	$628.9	$629.9	20.7%
Defined Contribution	218.5	223.5	240.6	243.7	240.5	10.1%
Total Retirement Solutions	740.2	776.0	838.8	872.6	870.4	17.6%
Life Insurance	1,076.2	1,002.2	1,089.1	1,125.9	1,127.8	4.8%
Group Protection	421.4	442.9	414.6	433.6	445.2	5.6%
Total Insurance Solutions	1,497.6	1,445.1	1,503.7	1,559.5	1,573.0	5.0%
Other Operations	105.4	115.4	119.6	126.4	123.9	17.6%
Total Operating Revenues	2,343.2	2,336.5	2,462.1	2,558.5	2,567.3	9.6%
Excluded realized loss, pre-tax (1)	(207.6)	(454.6)	(381.1)	(156.6)	(40.9)	80.3%
Amortization of DFEL associated with benefit
ratio unlocking, pre-tax	(4.2)	(0.2)	0.2	-	0.3	107.1%
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance, pre-tax	0.7	0.7	0.7	0.5	0.7	0.0%
Total Revenues	$2,132.1	$1,882.4	$2,081.9	$2,402.4	$2,527.4	18.5%

Income (Loss) from Operations
Annuities	$73.9	$65.4	$94.5	$119.7	$118.7	60.6%
Defined Contribution	29.8	27.7	42.6	33.3	35.9	20.5%
Total Retirement Solutions	103.7	93.1	137.1	153.0	154.6	49.1%
Life Insurance	142.2	132.9	136.5	157.6	136.7	-3.9%
Group Protection	25.7	33.6	34.5	30.1	21.4	-16.7%
Total Insurance Solutions	167.9	166.5	171.0	187.7	158.1	-5.8%
Other Operations	(108.5)	(52.3)	(32.6)	(43.5)	(36.6)	66.3%
Income from Operations	163.1	207.3	275.5	297.2	276.1	69.3%
Excluded realized loss, after-tax (1) (2)	(136.4)	(296.8)	(248.3)	(98.3)	(26.5)	80.6%
Benefit ratio unlocking, after-tax (2)	(52.0)	80.9	52.3	7.6	5.5	110.6%
Income from reserve changes (net of related
amortization) on business sold through reinsurance, after-tax (2)	0.4	0.4	0.4	0.5	0.4	0.0%
Gain on early extinguishment of debt, after-tax (2)	41.8	-	-	-	-	-100.0%
Impairment of intangibles, after-tax (2)	(603.5)	0.6	1.4	(108.8)	-	100.0%
Income (loss) from discontinued operations, after- tax (3)	7.7	(153.8)	72.0	4.1	27.9	262.3%
Net Income (Loss)	(578.9)	(161.4)	153.3	102.3	283.4	149.0%
Preferred stock dividends and accretion of discount	-	-	(16.3)	(18.2)	(18.4)	NM
Minority interest adjustment (4)	(0.1)	-	-	-	-	100.0%
Net Income (Loss) Available to Common
Stockholders	$(579.0)	$(161.4)	$137.0	$84.1	$265.0	145.8%

Stockholders' Equity
Beginning-of-period (including AOCI)	$7,976.8	$7,323.5	$9,074.9	$11,655.5	$11,700.2
End-of-period (including AOCI)	7,323.5	9,074.9	11,655.5	11,700.2	12,368.5
End-of-period (excluding AOCI)	10,298.6	10,782.3	11,876.0	11,961.6	12,066.3
Average equity (excluding AOCI)	10,539.5	10,540.5	11,329.1	11,918.8	12,013.9

Restructuring Charges, After-Tax	$3.3	$18.6	$0.4	$0.2	$0.0

Common Shares Outstanding
Average for the period - basic	255.6	260.1	301.8	301.9	302.2
Average for the period - diluted	257.8	262.4	310.0	311.6	312.1
End-of-period - diluted	258.1	304.2	311.8	311.8	313.0

Earnings (Loss) Per Common Share - Diluted
Income (loss) from operations (5)	$0.64	$0.80	$0.84	$0.90	$0.83
Net income (loss) (5)	(2.27)	(0.62)	0.44	0.27	0.85
Restructuring charges	(0.01)	(0.07)	(0.00)	(0.00)	(0.00)

Stockholders' Equity Per Common Share
Stockholders' equity (including AOCI) (6)	$28.59	$30.02	$35.91	$36.02	$38.19
Stockholders' equity (excluding AOCI) (6)	40.20	35.67	36.64	36.89	37.19
Dividends declared (common stock)	0.010	0.010	0.010	0.010	0.010

Return on Equity
Net income (loss)/average equity	-22.0%	-6.1%	5.4%	3.4%	9.4%
Income (loss) from operations/average equity	6.2%	7.9%	9.7%	10.0%	9.2%

Market Value of Common Shares
Highest price	$25.59	$19.99	$27.82	$28.10	$30.74
Lowest price	4.90	5.52	14.34	21.99	22.52
Closing price	6.69	17.21	25.91	24.88	30.70

(1)	See page 6 for detail.
(2)
We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

(3)	Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 25 for details.
(4)	Relates to outstanding stock options under the Delaware Investments U.S. Inc. stock option incentive plan.
(5)
In those periods with a loss from continuing operations, shares used in the earnings per share calculation represent basic shares, since using diluted shares would have been anti-dilutive. This same concept applies to our income (loss) from operations as well.

(6)	These computations exclude Series B preferred stock balances as it is non-convertible.

3/31/2010						PAGE 6
Details Underlying Realized Loss, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Pre-Tax
Operating realized gain (loss):
Indexed annuity net derivatives results (1)	$(0.2)	$0.2	$0.3	$-	$0.4	300.0%
GLB (2)	11.8	11.5	14.7	15.8	15.0	27.1%
Total operating realized gain	11.6	11.7	15.0	15.8	15.4	32.8%
Realized loss related to certain investments (3)	(150.1)	(158.3)	(135.6)	(128.1)	(44.4)	70.4%
Gain (loss) on certain reinsurance
derivative/trading securities (4)	21.7	(9.4)	70.5	(12.5)	2.0	-90.8%
GLB net derivatives results (5)	(125.6)	(150.5)	(227.9)	2.8	11.9	109.5%
GDB derivatives results (6)	45.8	(140.8)	(84.2)	(21.7)	(13.0)	NM
Indexed annuity forward-starting option (7)	0.6	3.4	(3.9)	2.9	2.6	NM
Gain on sale of subsidiaries/businesses	-	1.0	-	-	-	NM
Total excluded realized loss	(207.6)	(454.6)	(381.1)	(156.6)	(40.9)	80.3%
Total Realized Loss	$(196.0)	$(442.9)	$(366.1)	$(140.8)	$(25.5)	87.0%

After-Tax
Operating realized gain (loss):
Indexed annuity net derivatives results (1) (8)	$(0.1)	$0.1	$0.2	$-	$0.3	NM
GLB (2) (8)	7.6	7.5	9.6	10.3	9.8	28.9%
Total operating realized gain	7.5	7.6	9.8	10.3	10.1	34.7%
Realized loss related to certain investments (3) (8)	(97.6)	(102.9)	(88.0)	(83.3)	(28.8)	70.5%
Gain (loss) on certain reinsurance
derivative/trading securities (4) (8)	14.1	(6.1)	45.8	(8.1)	1.3	-90.8%
GLB net derivatives results (5) (8)	(81.6)	(97.9)	(148.0)	1.7	7.7	109.4%
GDB derivatives results (6) (8)	28.3	(92.8)	(55.6)	(10.5)	(8.4)	NM
Indexed annuity forward-starting option (7) (8)	0.4	2.2	(2.5)	1.9	1.7	NM
Gain on sale of subsidiaries/businesses (8)	-	0.7	-	-	-	NM
Total excluded realized loss	(136.4)	(296.8)	(248.3)	(98.3)	(26.5)	80.6%
Total Realized Loss	$(128.9)	$(289.2)	$(238.5)	$(88.0)	$(16.4)	87.3%

Components of GLB Net Derivatives Results
Net valuation premium, net of reinsurance, after-
DAC	$22.2	$27.4	$31.2	$34.8	$25.8	16.2%
Change in reserves hedged, after-DAC:
Unlocking	-	-	(25.7)	(240.8)	-	NM
Other	233.2	1,977.7	208.9	644.6	190.0	-18.5%
Change in market value of derivative assets, after-
DAC	(297.9)	(1,846.3)	(241.1)	(548.9)	(198.0)	33.5%
Hedge program effectiveness (ineffectiveness),
after-DAC	(64.7)	131.4	(57.9)	(145.1)	(8.0)	87.6%
Change in reserves not hedged (NPR component),
after-DAC	(55.4)	(333.0)	(212.0)	54.1	(0.9)	98.4%
Change in derivative assets not hedged (NPR
component)	(11.9)	17.0	5.0	4.7	(1.0)	91.6%
Associated amortization expense of DAC, VOBA,
DSI and DFEL:
Unlocking	(59.4)	(83.7)	(76.5)	43.5	4.7	107.9%
Other amortization	43.6	90.4	82.3	10.8	(8.7)	NM
GLB Net Derivatives Results	$(125.6)	$(150.5)	$(227.9)	$2.8	$11.9	109.5%

(1)
Represents the net difference between the change in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products.  The change in the fair value of the liability for the embedded derivative represents the amount that is credited to the indexed annuity contract.

(2)
Represents the "risk/profit margin" portion of the attributed GLB rider fees. We have certain GLB variable annuity riders with GWB and GIB features that are embedded derivatives.  We attribute to the embedded derivative the portion of total fees collected from the contract holder that relates to the GLB riders (the “attributed fees”).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract (the “net valuation premium”) plus a margin that a theoretical market participant would include for risk/profit (the “risk/profit margin”).  We include the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss).  For our Retirement Solutions – Annuities and Retirement Solutions –  Defined Contribution segments, the total fees collected from the contract holders in excess of the GLB attributed fees are reported in insurance fees.

(3)	See page 27 for detail.
(4)
Represents changes in the fair values of total return swaps (embedded derivatives) theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements.  Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(5)
Represents the net valuation premium, the change in the fair value of the embedded derivative liabilities of our GLB products, the change in the fair value of the derivative instruments we own to hedge the embedded derivative, the cost of purchasing the derivative instruments, and the associated changes to DAC, VOBA, DSI, and DFEL.

(6)	Represents the change in the fair value of the derivatives we own to hedge the change in the GDB riders.
(7)
Represents changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(8)
We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

3/31/2010						PAGE 7
Consolidated Statements of Income
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Revenues
Insurance premiums	$508.2	$541.8	$490.4	$523.8	$531.8	4.6%
Surrender charges	31.8	36.8	43.2	40.6	42.7	34.3%
Mortality assessments	344.1	320.0	317.1	317.8	317.9	-7.6%
Expense assessments	324.9	333.9	405.3	406.9	427.5	31.6%
Net investment income	1,013.3	970.6	1,071.3	1,122.3	1,106.1	9.2%
Realized loss:
Total other-than-temporary impairment losses on securities	(210.6)	(220.1)	(147.5)	(88.7)	(75.9)	64.0%
Portion of loss recognized in other comprehensive income	89.1	102.5	67.8	15.4	23.5	-73.6%
Net other-than-temporary impairment losses on
securities recognized in earnings	(121.5)	(117.6)	(79.7)	(73.3)	(52.4)	56.9%
Realized gain (loss), excluding other-than-temporary
impairment losses on securities	(74.5)	(325.3)	(286.4)	(67.5)	26.9	65.8%
Total realized loss (1)	(196.0)	(442.9)	(366.1)	(140.8)	(25.5)	87.0%
Amortization of deferred gains on business sold
through reinsurance	19.0	18.3	18.4	20.3	18.9	-0.5%
Other revenues and fees	86.8	103.9	102.3	111.5	108.0	24.4%
Total Revenues	2,132.1	1,882.4	2,081.9	2,402.4	2,527.4	18.5%

Benefits and Expenses
Interest credited	626.9	606.9	614.2	614.9	617.7	-1.5%
Benefits	920.1	574.6	577.2	763.9	779.2	-15.3%
Underwriting, acquisition, insurance and other expenses	643.5	694.5	761.4	694.6	713.7	10.9%
Interest and debt expense	0.4	60.9	68.0	68.1	68.1	NM
Impairment of intangibles	603.7	(0.6)	(1.4)	127.8	-	-100.0%
Total Benefits and Expenses	2,794.6	1,936.3	2,019.4	2,269.3	2,178.7	-22.0%
Income (loss) from continuing operations before taxes	(662.5)	(53.9)	62.5	133.1	348.7	152.6%
Federal income tax expense (benefit)	(75.9)	(46.3)	(18.8)	34.9	93.2	222.8%
Income (Loss) from Continuing Operations	(586.6)	(7.6)	81.3	98.2	255.5	143.6%
Income (loss) from discontinued operations, net of
federal income tax expense (benefit) (2)	7.7	(153.8)	72.0	4.1	27.9	262.3%
Net Income (Loss)	(578.9)	(161.4)	153.3	102.3	283.4	149.0%
Preferred stock dividends and accretion of discount	-	-	(16.3)	(18.2)	(18.4)	NM
Minority interest adjustment (3)	(0.1)	-	-	-	-	100.0%
Net Income (Loss) Available to Common
Stockholders	$(579.0)	$(161.4)	$137.0	$84.1	$265.0	145.8%

Earnings (Loss) Per Common Share (Diluted) (4)
Income (loss) from continuing operations	$(2.30)	$(0.03)	$0.21	$0.26	$0.76	133.0%
Income (loss) from discontinued operations, net of
federal income tax expense (benefit) (2)	0.03	(0.59)	0.23	0.01	0.09	200.0%
Net Income (Loss)	$(2.27)	$(0.62)	$0.44	$0.27	$0.85	137.4%

(1)	See page 6 for detail.
(2)	Contains discontinued operations and the loss on disposition. See Discontinued Operations on page 25 for additional details.
(3)	Relates to outstanding stock options under the Delaware Investments U.S. Inc. stock option incentive plan.
(4)	In those periods with a loss from continuing operations, shares used in the earnings per share calculation represent basic shares, since using diluted shares would have been anti-dilutive.

3/31/2010					PAGE 8
Consolidated Roll Forwards of DAC, VOBA, DFEL and DSI
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March
DAC and VOBA	2009	2009	2009	2009	2010
Balance as of beginning-of-period	$11,403.3	$11,399.4	$10,455.9	$9,182.3	$9,509.6
Business sold through reinsurance	(292.9)	-	-	-	-
Deferrals	383.5	385.4	422.5	460.0	385.1
Amortization, net of interest:
Unlocking	(32.6)	(0.5)	(39.9)	12.7	43.3
Amortization, net of interest, excluding unlocking	(205.1)	(231.2)	(271.5)	(273.6)	(301.4)
Deferrals, net of amortization included in operating
underwriting, acquisition, insurance and other expenses	145.8	153.7	111.1	199.1	127.0
Amortization, net of interest, associated with benefit ratio unlocking	21.4	(18.9)	(12.1)	(1.1)	(1.8)
Adjustment related to realized (gains) losses	6.9	70.5	31.2	82.1	(8.6)
Adjustment related to unrealized (gains) losses	114.9	(1,148.8)	(1,403.8)	47.2	(431.1)
Balance as of End-of-Period	$11,399.4	$10,455.9	$9,182.3	$9,509.6	$9,195.1

DFEL
Balance as of beginning-of-period	$1,019.4	$1,076.2	$1,160.8	$1,220.3	$1,337.6
Business sold through reinsurance	(11.0)	-	-	-	-
Deferrals	107.5	112.5	124.0	151.6	135.2
Amortization, net of interest:
Unlocking	(4.9)	(0.9)	(30.7)	(2.0)	(7.0)
Amortization, net of interest, excluding unlocking	(32.8)	(28.3)	(36.6)	(34.4)	(44.0)
Deferrals, net of amortization included in operating
expense assessments	69.8	83.3	56.7	115.2	84.2
Amortization, net of interest, associated with benefit
ratio unlocking	4.1	0.2	(0.2)	-	(0.3)
Adjustment related to realized gains (losses)	(6.8)	0.9	2.2	2.8	(1.3)
Adjustment related to unrealized gains (losses)	0.7	0.2	0.8	(0.7)	(74.9)
Balance as of End-of-Period	$1,076.2	$1,160.8	$1,220.3	$1,337.6	$1,345.3

DSI
Balance as of beginning-of-period	$262.7	$279.4	$289.1	$305.0	$323.3
Deferrals	15.9	19.2	20.1	21.1	19.5
Amortization, net of interest:
Unlocking	(1.7)	(0.1)	3.6	2.5	2.1
Amortization, net of interest, excluding unlocking	(4.9)	(9.9)	(10.2)	(6.3)	(15.0)
Deferrals, net of amortization included in operating
insurance benefits or interest credited	9.3	9.2	13.5	17.3	6.6
Amortization, net of interest, associated with benefit
ratio unlocking	2.4	(1.7)	(1.1)	(0.1)	(0.2)
Adjustment related to realized (gains) losses	4.8	2.9	3.1	2.0	(1.9)
Adjustment related to unrealized (gains) losses	0.2	(0.7)	0.4	(0.9)	(28.4)
Balance as of End-of-Period	$279.4	$289.1	$305.0	$323.3	$299.4

3/31/2010						PAGE 9
Consolidating Statements of Income From Operations
For the Quarter Ended March 31, 2010
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$9.9	$-	$112.3	$409.9	$(0.3)	$531.8
Surrender charges	10.9	1.1	30.8	-	-	42.8
Mortality assessments	-	-	317.9	-	-	317.9
Expense assessments	249.2	49.1	128.7	-	-	427.0
Net investment income	270.8	186.2	530.1	33.6	85.4	1,106.1
Operating realized gain (2)	15.3	0.1	-	-	-	15.4
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	18.2	18.2
Other revenues and fees	73.8	4.0	8.0	1.7	20.6	108.1
Total Operating Revenues	629.9	240.5	1,127.8	445.2	123.9	2,567.3

Operating Expenses
Interest credited	176.2	110.4	296.9	0.5	33.6	617.6
Benefits	43.8	2.0	398.9	310.7	34.1	789.5
Underwriting, acquisition, insurance and other expenses	259.8	77.9	230.0	101.1	43.1	711.9
Interest and debt expense	-	-	-	-	68.1	68.1
Total Operating Expenses	479.8	190.3	925.8	412.3	178.9	2,187.1
Income (loss) from operations before federal income tax expense (benefit)	150.1	50.2	202.0	33.0	(55.0)	380.3
Federal income tax expense (benefit)	31.4	14.3	65.3	11.6	(18.4)	104.2
Income (Loss) from Operations	$118.7	$35.9	$136.7	$21.4	$(36.6)	$276.1

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 13 and 18.

3/31/2010						PAGE 10
Consolidating Statements of Income From Operations
For the Quarter Ended March 31, 2009
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$27.1	$-	$90.5	$389.8	$0.8	$508.2
Surrender charges	9.2	1.0	21.6	-	-	31.8
Mortality assessments	-	-	344.1	-	-	344.1
Expense assessments	172.5	39.6	116.5	-	-	328.6
Net investment income	240.4	175.5	497.7	30.1	69.7	1,013.4
Operating realized gain (2)	11.5	0.1	-	-	-	11.6
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	18.4	18.4
Other revenues and fees	61.0	2.3	5.8	1.5	16.5	87.1
Total Operating Revenues	521.7	218.5	1,076.2	421.4	105.4	2,343.2

Operating Expenses
Interest credited	163.6	111.5	302.8	0.6	50.9	629.4
Benefits	75.8	(1.8)	355.7	282.0	106.6	818.3
Underwriting, acquisition, insurance and other expenses	219.7	72.4	224.0	99.3	49.4	664.8
Interest and debt expense	-	-	-	-	64.7	64.7
Total Operating Expenses	459.1	182.1	882.5	381.9	271.6	2,177.2
Income (loss) from operations before federal income tax expense (benefit)	62.6	36.4	193.7	39.5	(166.2)	166.0
Federal income tax expense (benefit)	(11.3)	6.6	51.5	13.8	(57.7)	2.9
Income (Loss) from Operations	$73.9	$29.8	$142.2	$25.7	$(108.5)	$163.1

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 13 and 18.

3/31/2010					PAGE 11
Consolidated Balance Sheets and Selected Share Data
Unaudited (millions of dollars)

	As of
	March	June	Sept.	Dec.	March
	2009	2009	2009	2009	2010
ASSETS
Investments:
Corporate bonds	$37,076.2	$42,489.5	$46,304.6	$45,860.3	$47,446.2
U.S. Government bonds	233.4	221.2	221.7	194.2	198.3
Foreign government bonds	479.6	479.8	492.9	504.9	456.1
Mortgage-backed securities	9,754.6	9,889.7	10,946.9	11,103.3	11,365.4
State and municipal bonds	226.6	906.6	1,464.9	1,967.6	2,198.1
VIEs' fixed maturity securities	-	-	-	-	579.5
Preferred stocks - redeemable	765.1	1,063.0	1,235.2	1,188.0	1,216.7
Common stocks	132.8	171.9	211.6	198.4	222.3
Preferred stocks - equity	42.9	64.4	71.4	80.0	87.7
Total available-for-sale securities	48,711.2	55,286.1	60,949.2	61,096.7	63,770.3
Trading securities	2,245.6	2,316.7	2,547.9	2,504.6	2,532.5
Mortgage loans on real estate	7,615.9	7,468.3	7,276.7	7,177.8	7,012.5
Real estate	129.2	159.2	154.3	173.8	200.6
Policy loans	2,905.6	2,896.9	2,893.0	2,897.8	2,902.8
Derivative investments	2,226.1	1,233.8	1,282.0	1,010.1	992.4
Other investments	1,476.2	1,187.1	1,079.6	1,057.2	1,046.4
Total investments	65,309.8	70,548.1	76,182.7	75,918.0	78,457.5
Cash and invested cash	5,386.9	2,399.5	3,159.0	4,024.7	3,444.7
DAC and VOBA	11,399.4	10,455.9	9,182.3	9,509.6	9,195.1
Premiums and fees receivable	462.7	400.2	323.4	320.9	397.4
Accrued investment income	865.0	881.5	943.2	889.2	940.0
Reinsurance recoverables	7,976.0	7,729.3	7,664.1	6,425.9	6,520.1
Reinsurance related derivative assets	106.9	45.8	-	-	-
Goodwill	3,096.4	3,096.4	3,096.4	3,013.5	3,013.5
Other assets	9,888.5	10,396.8	10,827.1	3,831.4	3,223.9
Separate account assets	52,935.3	61,090.9	70,111.0	73,500.1	76,429.2
Total Assets	$157,426.9	$167,044.4	$181,489.2	$177,433.3	$181,621.4
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$18,038.8	$16,127.5	$15,970.2	$15,287.4	$15,269.9
Other contract holder funds	61,262.3	62,427.6	63,956.3	64,818.5	65,452.3
Short-term debt	1,435.7	454.5	400.2	349.9	101.2
Long-term debt	4,344.9	4,775.1	4,788.6	5,050.4	5,060.3
Reinsurance related derivative liabilities	-	-	39.1	30.5	46.6
Funds withheld reinsurance liabilities	1,215.0	1,222.3	1,219.8	1,260.6	1,216.4
Deferred gain on indemnity reinsurance	547.7	529.1	510.8	543.4	524.7
Payables for collateral under securities loaned and derivatives	2,385.9	1,712.1	2,239.8	1,906.7	1,827.7
VIEs' liabilities	-	-	-	-	142.0
Other liabilities	7,937.8	9,630.4	10,597.9	2,985.6	3,182.6
Separate account liabilities	52,935.3	61,090.9	70,111.0	73,500.1	76,429.2
Total liabilities	150,103.4	157,969.5	169,833.7	165,733.1	169,252.9
Stockholders' Equity
Series A preferred stock	0.4	0.4	0.4	0.4	0.4
Series B preferred stock	-	-	799.9	806.3	812.8
Common stock	7,033.5	7,681.5	7,841.7	7,839.9	7,845.3
Retained earnings	3,264.7	3,100.4	3,234.0	3,315.0	3,407.8
Accumulated other comprehensive income (loss):
Net unrealized gain (loss) on available-for-sale securities	(2,699.5)	(1,448.8)	126.8	49.4	600.6
Unrealized other-than-temporary impairment on available-
for-sale securities	(75.2)	(117.7)	(121.8)	(115.1)	(113.9)
Net unrealized gain on derivative instruments	57.8	53.7	10.8	11.4	21.0
Foreign currency translation adjustment	23.2	91.5	68.2	2.9	1.7
Funded status of employee benefit plans	(281.4)	(286.1)	(304.5)	(210.0)	(207.2)
Total accumulated other comprehensive loss	(2,975.1)	(1,707.4)	(220.5)	(261.4)	302.2
Total stockholders' equity	7,323.5	9,074.9	11,655.5	11,700.2	12,368.5
Total Liabilities and Stockholders' Equity	$157,426.9	$167,044.4	$181,489.2	$177,433.3	$181,621.4
Share Data Per Common Share
Stockholders' equity per share (1)	$28.59	$30.02	$35.91	$36.02	$38.19
Book value, excluding AOCI (1)	40.20	35.67	36.64	36.89	37.19
Common shares outstanding - assuming conversion of
Series A preferred shares (in millions)	256.2	302.3	302.3	302.4	302.6

(1)	These computations exclude Series B preferred stock balances as it is non-convertible.

3/31/2010						PAGE 12
Balance Sheet Data - Segment Highlights
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
As of March 31, 2010		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Assets
Allocated investments and cash and invested cash (2)	$21,348.0	$13,338.7	$36,037.1	$2,371.4	$8,807.0	$81,902.2
DAC and VOBA	2,285.0	462.1	6,285.0	163.0	-	9,195.1
Goodwill	439.8	20.2	2,188.5	274.3	90.7	3,013.5
DSI and other intangibles	296.9	4.5	84.0	-	118.1	503.5
Reinsurance recoverables	514.5	-	1,895.9	39.0	4,070.7	6,520.1
Separate account assets	57,734.3	13,240.8	5,273.7	-	180.4	76,429.2

Liabilities and Capital
Future contract benefits	1,235.9	2.1	6,491.1	1,480.2	6,060.6	15,269.9
Other contract holder funds	19,684.7	12,414.0	31,617.0	207.9	1,528.7	65,452.3

Allocated capital (3)	2,931.5	1,045.5	8,363.9	1,085.0	(1,359.6)	12,066.3

As of December 31, 2009
Assets
Allocated investments and cash and invested cash (2)	$21,113.4	$13,053.4	$35,072.6	$2,296.1	$8,407.2	$79,942.7
DAC and VOBA	2,381.0	537.7	6,427.9	159.5	3.5	9,509.6
Goodwill	439.8	20.2	2,188.5	274.3	90.7	3,013.5
DSI and other intangibles	320.6	4.6	85.0	-	118.2	528.4
Reinsurance recoverables	531.8	-	1,870.8	39.9	3,983.4	6,425.9
Separate accounts assets	55,286.9	12,949.6	5,088.3	-	175.3	73,500.1

Liabilities and Capital
Future contract benefits	1,439.0	2.6	6,434.7	1,446.3	5,964.8	15,287.4
Other contract holder funds	19,565.6	12,239.8	31,287.4	193.1	1,532.6	64,818.5

Allocated capital (3)	2,785.0	1,070.6	8,144.1	1,065.1	(1,103.2)	11,961.6

(1)	Includes inter-segment eliminations.
(2)
Includes inter-segment cash management balances our segments utilize to borrow money to meet their short-term needs and also to invest short-term funds with other segments. These balances eliminate in consolidation.

(3)	Allocated capital is based on internal economic capital models plus certain other items (principally intangibles, including DAC and VOBA, goodwill and other items).

3/31/2010						PAGE 13
Retirement Solutions - Annuities
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Operating Revenues
Insurance premiums (1)	$27.1	$32.5	$17.3	$11.9	$9.9	-63.5%
Surrender charges	9.2	8.9	9.0	9.3	10.9	18.5%
Expense assessments	172.5	187.3	214.3	230.1	249.2	44.5%
Net investment income	240.4	243.9	271.5	281.2	270.8	12.6%
Operating realized gain (2)	11.5	11.6	14.9	15.8	15.3	33.0%
Other revenues and fees (3)	61.0	68.3	71.2	80.6	73.8	21.0%
Total Operating Revenues	521.7	552.5	598.2	628.9	629.9	20.7%

Operating Expenses
Interest credited	163.6	170.4	175.9	172.5	176.2	7.7%
Benefits (1)	75.8	67.0	51.5	47.5	43.8	-42.2%
Underwriting, acquisition, insurance and other expenses	219.7	238.5	258.8	266.0	259.8	18.3%
Total Operating Expenses	459.1	475.9	486.2	486.0	479.8	4.5%
Income from operations before federal income tax
expense	62.6	76.6	112.0	142.9	150.1	139.8%
Federal income tax expense (benefit)	(11.3)	11.2	17.5	23.2	31.4	NM
Income from Operations	$73.9	$65.4	$94.5	$119.7	$118.7	60.6%

Effective Tax Rate	-18.1%	14.6%	15.6%	16.2%	20.9%

Average Equity	$3,193.4	$2,912.1	$2,814.2	$2,785.6	$2,858.3
Return on Average Equity	9.3%	9.0%	13.4%	17.2%	16.6%

Income from Operations - Basis Points on
Average Account Values - Annualized	52	42	55	65	63	11

Operating Realized Gain (Loss) (2)
Indexed annuity net derivatives results (4)	$(0.2)	$0.2	$0.4	$-	$0.4	300.0%
GLB (5)	11.7	11.4	14.5	15.8	14.9	27.4%
Total Operating Realized Gain	$11.5	$11.6	$14.9	$15.8	$15.3	33.0%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$124.6	$157.2	$185.3	$161.1	$150.0	20.4%
General and administrative expenses	72.1	76.2	82.5	85.9	78.0	8.2%
Broker-dealer commissions and general and
administrative expenses	64.1	69.2	73.6	81.1	73.6	14.8%
Taxes, licenses and fees	5.7	6.7	6.3	4.0	9.1	59.6%
Total commissions and expenses incurred	266.5	309.3	347.7	332.1	310.7	16.6%
Less: commissions and expenses capitalized	(127.3)	(158.2)	(181.0)	(157.2)	(131.6)	-3.4%
Amortization of DAC and VOBA, net of interest	80.5	87.4	92.1	91.1	80.7	0.2%
Total Underwriting, Acquisition, Insurance
and Other Expenses	$219.7	$238.5	$258.8	$266.0	$259.8	18.3%

General and Administrative Expenses - Basis
Points on Average Account Values - Annualized (6)	51	49	48	47	41	(10)

(1)	Includes our single premium immediate annuities, which have a corresponding offset to benefits for changes in reserves.
(2)	Included in income from operations.
(3)	Primarily broker-dealer revenues.
(4)	See note (1) on page 6 for details.
(5)	See note (2) on page 6 for details.
(6)	Includes distribution costs.

3/31/2010					PAGE 14
Retirement Solutions - Annuities
DAC, VOBA, DFEL and DSI Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March
DAC and VOBA	2009	2009	2009	2009	2010
Balance as of beginning-of-period	$2,976.9	$3,056.6	$2,698.1	$2,286.6	$2,381.0
Deferrals	127.3	158.2	181.0	157.2	131.6
Amortization, net of interest:
Unlocking	(17.8)	5.0	5.1	16.2	59.4
Amortization, net of interest, excluding unlocking	(62.7)	(92.4)	(97.2)	(107.3)	(140.1)
Deferrals, net of amortization included in operating
underwriting, acquisition, insurance and other expenses	46.8	70.8	88.9	66.1	50.9
Amortization, net of interest, associated with benefit
ratio unlocking	19.8	(16.9)	(11.0)	(0.9)	(1.3)
Adjustment related to realized (gains) losses	(18.2)	22.5	26.2	43.9	(11.5)
Adjustment related to unrealized (gains) losses	31.3	(434.9)	(515.6)	(14.7)	(134.1)
Balance as of End-of-Period	$3,056.6	$2,698.1	$2,286.6	$2,381.0	$2,285.0

DFEL
Balance as of beginning-of-period	$130.3	$134.5	$146.5	$162.2	$182.1
Deferrals	10.6	12.3	15.8	17.6	17.0
Amortization, net of interest:
Unlocking	(2.0)	(0.2)	(2.8)	0.9	1.1
Amortization, net of interest, excluding unlocking	(0.7)	1.1	1.0	1.8	(5.5)
Deferrals, net of amortization included in operating
expense assessments	7.9	13.2	14.0	20.3	12.6
Amortization, net of interest, associated with benefit
ratio unlocking	4.1	0.2	(0.2)	-	(0.3)
Adjustment related to realized gains (losses)	(7.6)	(1.4)	1.8	(0.4)	(1.3)
Adjustment related to unrealized gains (losses)	(0.2)	-	0.1	-	(2.1)
Balance as of End-of-Period	$134.5	$146.5	$162.2	$182.1	$191.0

DSI
Balance as of beginning-of-period	$260.7	$277.2	$286.6	$302.4	$320.6
Deferrals	15.7	18.7	20.0	21.0	19.4
Amortization, net of interest:
Unlocking	(1.7)	(0.2)	3.6	2.6	2.1
Amortization, net of interest, excluding unlocking	(4.7)	(9.7)	(10.2)	(6.4)	(15.0)
Deferrals, net of amortization included in operating
interest credited	9.3	8.8	13.4	17.2	6.5
Amortization, net of interest, associated with benefit
ratio unlocking	2.4	(1.7)	(1.1)	(0.1)	(0.2)
Adjustment related to realized (gains) losses	4.7	2.9	3.1	2.0	(1.9)
Adjustment related to unrealized (gains) losses	0.1	(0.6)	0.4	(0.9)	(28.1)
Balance as of End-of-Period	$277.2	$286.6	$302.4	$320.6	$296.9

3/31/2010						PAGE 15
Retirement Solutions - Annuities
Account Value Roll Forwards and Information
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Fixed Annuities
Balance as of beginning-of-period	$17.655	$17.854	$18.596	$19.766	$19.940	12.9%
Gross deposits	1.361	1.774	2.025	1.195	1.138	-16.4%
Withdrawals and deaths	(0.765)	(0.646)	(0.501)	(0.523)	(0.486)	36.5%
Net flows	0.596	1.128	1.524	0.672	0.652	9.4%
Transfers to variable annuities	(0.558)	(0.582)	(0.610)	(0.726)	(0.772)	-38.4%
Interest credited	0.145	0.177	0.237	0.207	0.203	40.0%
Sales inducements deferred	0.016	0.019	0.019	0.021	0.019	18.8%
Balance as of End-of-Period (Gross)	17.854	18.596	19.766	19.940	20.042	12.3%
Reinsurance ceded	(1.094)	(1.065)	(1.049)	(1.027)	(1.011)	7.6%
Balance as of End-of-Period (Net of Ceded) (1)	$16.760	$17.531	$18.717	$18.913	$19.031	13.6%

Variable Annuities
Balance as of beginning-of-period	$40.925	$39.301	$45.523	$52.429	$55.368	35.3%
Gross deposits	0.827	0.851	1.063	1.266	1.138	37.6%
Withdrawals and deaths	(0.993)	(0.944)	(0.977)	(1.120)	(1.215)	-22.4%
Net flows	(0.166)	(0.093)	0.086	0.146	(0.077)	53.6%
Transfers from fixed annuities	0.558	0.582	0.609	0.726	0.772	38.4%
Investment increase and change in market value	(2.016)	5.733	6.211	2.067	1.752	186.9%
Balance as of End-of-Period (2)	$39.301	$45.523	$52.429	$55.368	$57.815	47.1%

Total Annuities
Balance as of beginning-of-period	$58.580	$57.155	$64.119	$72.195	$75.308	28.6%
Gross deposits	2.188	2.625	3.088	2.461	2.276	4.0%
Withdrawals and deaths	(1.758)	(1.590)	(1.478)	(1.643)	(1.701)	3.2%
Net flows	0.430	1.035	1.610	0.818	0.575	33.7%
Transfers between fixed and variable accounts	-	-	(0.001)	-	-	NM
Interest credited and change in market value	(1.871)	5.910	6.448	2.274	1.955	204.5%
Sales inducements deferred	0.016	0.019	0.019	0.021	0.019	18.8%
Balance as of End-of-Period (Gross)	57.155	64.119	72.195	75.308	77.857	36.2%
Reinsurance ceded	(1.094)	(1.065)	(1.049)	(1.027)	(1.011)	7.6%
Balance as of End-of-Period (Net of Ceded)	$56.061	$63.054	$71.146	$74.281	$76.846	37.1%

Variable Annuities Under Agreement - Included Above	$0.069	$0.076	$0.082	$0.082	$0.082	18.8%

Incremental Deposits: (3)
Fixed annuities	$1.358	$1.774	$2.023	$1.194	$1.137	-16.3%
Variable annuities	0.824	0.849	1.059	1.263	1.134	37.6%
Total Incremental Deposits	$2.182	$2.623	$3.082	$2.457	$2.271	4.1%

(1)	Includes the fixed portion of variable annuities.
(2)	Excludes the fixed portion of variable annuities.
(3)	Represents gross deposits reduced by transfers from other Lincoln products.

3/31/2010						PAGE 16
Retirement Solutions - Annuities
Account Value Information
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Fixed Annuities, Excluding Fixed Portion of Variable
Contracts
Deposits	$0.235	$0.248	$0.414	$0.082	$0.087	-63.0%
Withdrawals and deaths	(0.397)	(0.328)	(0.283)	(0.299)	(0.264)	33.5%
Net flows	$(0.162)	$(0.080)	$0.131	$(0.217)	$(0.177)	-9.3%

Gross fixed contract account values	$8.959	$8.981	$9.219	$9.102	$9.015	0.6%
Reinsurance ceded	(1.094)	(1.065)	(1.049)	(1.027)	(1.011)	7.6%
Net fixed contract account values	$7.865	$7.916	$8.170	$8.075	$8.004	1.8%

Indexed Annuities
Deposits	$0.367	$0.651	$0.846	$0.318	$0.324	-11.7%
Withdrawals and deaths	(0.214)	(0.187)	(0.115)	(0.120)	(0.124)	42.1%
Net flows	$0.153	$0.464	$0.731	$0.198	$0.200	30.7%

Indexed Annuity Account Values	$5.195	$5.716	$6.557	$6.839	$7.131	37.3%

Fixed Portion of Variable Contracts
Deposits	$0.759	$0.875	$0.765	$0.795	$0.727	-4.2%
Withdrawals and deaths	(0.155)	(0.131)	(0.104)	(0.103)	(0.098)	36.8%
Net flows	$0.604	$0.744	$0.661	$0.692	$0.629	4.1%

Fixed Portion of Variable Contract Account Values	$3.699	$3.899	$3.990	$3.999	$3.896	5.3%

Variable Annuities, Including Fixed Portion of
Variable Contracts
Deposits	$1.586	$1.726	$1.829	$2.060	$1.865	17.6%
Withdrawals and deaths	(1.148)	(1.075)	(1.082)	(1.222)	(1.313)	-14.4%
Net flows	$0.438	$0.651	$0.747	$0.838	$0.552	26.0%

Variable Contract Account Values	$43.000	$49.422	$56.419	$59.367	$61.711	43.5%

Average Daily Variable Annuity Separate Account
Values	$39.035	$43.828	$49.135	$54.013	$55.809	43.0%

3/31/2010						PAGE 17
Retirement Solutions - Annuities
Interest Rate Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
						(Basis Point)
Interest Rate Spread (1)						Change
Fixed maturity securities, mortgage loans on real estate
and other, net of investment expenses (2)	5.28%	5.44%	5.68%	5.59%	5.63%	35
Commercial mortgage loan prepayment and bond
make whole premiums	0.00%	0.01%	0.02%	0.08%	0.02%	2
Alternative investments	-0.01%	0.00%	0.01%	0.00%	0.00%	1
Net investment income yield on reserves	5.27%	5.45%	5.71%	5.67%	5.65%	38
Interest rate credited to contract holders	3.85%	3.81%	3.80%	3.65%	3.52%	(33)
Interest rate spread	1.42%	1.64%	1.91%	2.02%	2.13%	71

Variable Annuity Expense Assessments
(in millions) (3)	$213.8	$234.6	$265.7	$287.4	$300.8	40.7%

GLB Expense Assessments (in millions) (4)	$47.9	$50.6	$54.7	$58.9	$63.6	32.8%

Components of Attributed Fees on GLB (in millions)
Attributed fee included in operating revenues and
income (loss) from operations (5)	$16.2	$16.9	$17.5	$18.6	$22.8	40.7%
Attributed fee excluded from operating revenues
and income (loss) from operations (6)	25.5	30.6	34.3	37.9	28.9	13.3%
Total Attributed Fees on GLB	$41.7	$47.5	$51.8	$56.5	$51.7	24.0%

GLB Account Values by Type
Guaranteed withdrawal benefits (7)	$14.910	$17.973	$21.462	$23.500	$25.179	68.9%
Guaranteed income benefits (8)	6.623	7.708	8.835	9.333	9.851	48.7%
Total GLB Account Values	$21.533	$25.681	$30.297	$32.833	$35.030	62.7%

(1)
For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves.  We exclude net investment income earned on investments supporting statutory surplus, reverse repurchase agreement interest expense and inter-segment cash management account interest expense from our yield and spread calculations.  The average crediting rate is calculated using interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by average fixed account values net of co-insured account values.  Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2)
Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets.  The increased cash and short-term investment balances for the three months ended March 2009, June 2009, September 2009, and December 2009 reduced our yields by approximately 40 bps, 33 bps, 3 bps and 5 bps, respectively.  There was no impact for the three months ended March 2010.

(3)
Comprised of the variable annuity expense assessments included in the expense assessments line item on page 13 and the amounts presented in the components of attributed fees on GLB, as described in footnotes 5 and 6 and disclosed above.

(4)
Comprised of the GLB expense assessments included in the expense assessments line item on page 13 and the amounts presented in the components of attributed fees on GLB, as described in footnotes 5 and 6 and disclosed above.

(5)
Includes the risk/profit margin portion of the GLB attributed rider fees in operating realized gain (loss) and the amount reported in expense assessments.  See note (2) on page 6 for further discussion.

(6)	Includes the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss). See note (5) on page 6 for further discussion.
(7)
Guaranteed withdrawal benefits include features that offer the contract holder a guarantee equal to the initial deposit (or contract value, if elected after issue), adjusted for any subsequent purchase payments or withdrawals.

(8)
For our guaranteed income benefits, we offer other product riders allowing variable annuity contract holders access and control during the income distribution phase of their contract.  This added flexibility allows the contract holder to access the account value for transfers, additional withdrawals and other service features, such as portfolio rebalancing.

3/31/2010						PAGE 18
Retirement Solutions - Defined Contribution
Income Statements, Operational Data and DAC, VOBA and DSI Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Operating Revenues
Surrender charges	$1.0	$1.3	$1.3	$0.9	$1.1	10.0%
Expense assessments	39.6	43.4	46.5	48.8	49.1	24.0%
Net investment income	175.5	175.6	189.8	190.6	186.2	6.1%
Operating realized gain (1)	0.1	0.1	0.1	0.1	0.1	0.0%
Other revenues and fees	2.3	3.1	2.9	3.3	4.0	73.9%
Total Operating Revenues	218.5	223.5	240.6	243.7	240.5	10.1%

Operating Expenses
Interest credited	111.5	112.0	110.9	111.1	110.4	-1.0%
Benefits	(1.8)	(0.7)	(0.3)	(0.2)	2.0	211.1%
Underwriting, acquisition, insurance and other expenses	72.4	73.9	70.6	83.4	77.9	7.6%
Total Operating Expenses	182.1	185.2	181.2	194.3	190.3	4.5%
Income from operations before federal income tax expense	36.4	38.3	59.4	49.4	50.2	37.9%
Federal income tax expense	6.6	10.6	16.8	16.1	14.3	116.7%
Income from Operations	$29.8	$27.7	$42.6	$33.3	$35.9	20.5%

Effective Tax Rate	18.1%	27.7%	28.3%	32.6%	28.5%

Average Equity	$1,009.7	$1,050.0	$1,025.2	$1,040.8	$1,058.1
Return on Average Equity	11.8%	10.6%	16.6%	12.8%	13.6%

Income from Operations - Basis Points on
Average Account Values - Annualized	42	37	52	38	40	(2)

Operating Realized Gain (1)
GLB (2)	$0.1	$0.1	$0.1	$0.1	$0.1	0.0%
Total Operating Realized Gain	$0.1	$0.1	$0.1	$0.1	$0.1	0.0%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$14.0	$15.5	$16.4	$18.1	$16.3	16.4%
General and administrative expenses	53.6	53.7	53.3	59.2	52.9	-1.3%
Taxes, licenses and fees	3.6	3.0	2.7	2.9	3.8	5.6%
Total commissions and expenses incurred	71.2	72.2	72.4	80.2	73.0	2.5%
Less: commissions and expenses capitalized	(18.3)	(17.0)	(15.4)	(17.9)	(15.9)	13.1%
Amortization of DAC and VOBA, net of interest	19.5	18.7	13.6	21.1	20.8	6.7%
Total Underwriting, Acquisition, Insurance
and Other Expenses	$72.4	$73.9	$70.6	$83.4	$77.9	7.6%

General and Administrative Expenses - Basis Points
on Average Account Values - Annualized (3)	76	71	65	68	59	(17)

DAC and VOBA
Balance as of beginning-of-period	$883.3	$918.2	$762.7	$550.4	$537.7
Deferrals	18.3	17.0	15.4	17.9	15.9
Amortization, net of interest:
Unlocking	(2.2)	0.1	7.8	0.1	(1.4)
Amortization, net of interest, excluding unlocking	(17.3)	(18.8)	(21.4)	(21.2)	(19.4)
Deferrals, net of amortization included in operating
underwriting, acquisition, insurance and other expenses	(1.2)	(1.7)	1.8	(3.2)	(4.9)
Amortization, net of interest, associated with benefit
ratio unlocking	1.6	(2.0)	(1.1)	(0.2)	(0.4)
Adjustment related to realized losses	2.5	5.6	2.3	0.8	0.4
Adjustment related to unrealized (gains) losses	32.0	(157.4)	(215.3)	(10.1)	(70.7)
Balance as of End-of-Period	$918.2	$762.7	$550.4	$537.7	$462.1

DSI
Balance as of beginning-of-period	$2.0	$2.2	$2.5	$2.6	$2.7
Deferrals	0.3	0.4	0.2	0.1	0.1
Amortization, net of interest:
Unlocking	-	-	0.1	-	-
Amortization, net of interest, excluding unlocking	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)
Deferrals, net of amortization included in operating
interest credited	0.2	0.3	0.1	-	-
Adjustment related to realized losses	-	-	-	0.1	-
Adjustment related to unrealized gains	-	-	-	-	(0.2)
Balance as of End-of-Period	$2.2	$2.5	$2.6	$2.7	$2.5

(1)	Included in income (loss) from operations.
(2)	See note (2) on page 6 for details.
(3)	Includes distribution costs.

3/31/2010						PAGE 19
Retirement Solutions - Defined Contribution
Account Value Roll Forwards and Information
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Fixed Annuities
Balance as of beginning-of-period	$11.638	$11.924	$12.070	$12.158	$12.246	5.2%
Gross deposits	0.409	0.328	0.306	0.299	0.316	-22.7%
Withdrawals and deaths	(0.383)	(0.326)	(0.327)	(0.368)	(0.341)	11.0%
Net flows	0.026	0.002	(0.021)	(0.069)	(0.025)	NM
Transfers from variable annuities	0.150	0.037	(0.003)	0.044	0.090	-40.0%
Interest credited	0.110	0.107	0.112	0.113	0.109	-0.9%
Balance as of End-of-Period (1)	$11.924	$12.070	$12.158	$12.246	$12.420	4.2%

Variable Annuities
Balance as of beginning-of-period	$10.588	$9.721	$11.102	$12.620	$12.953	22.3%
Gross deposits	0.418	0.368	0.387	0.413	0.441	5.5%
Withdrawals and deaths	(0.412)	(0.416)	(0.471)	(0.589)	(0.637)	-54.6%
Net flows	0.006	(0.048)	(0.084)	(0.176)	(0.196)	NM
Transfers to fixed annuities	(0.166)	(0.019)	0.021	(0.012)	(0.022)	86.7%
Investment increase and change in market value	(0.707)	1.448	1.581	0.521	0.515	172.8%
Balance as of End-of-Period (2)	$9.721	$11.102	$12.620	$12.953	$13.250	36.3%

Total Annuities
Balance as of beginning-of-period	$22.226	$21.645	$23.172	$24.778	$25.199	13.4%
Gross deposits	0.827	0.696	0.693	0.712	0.757	-8.5%
Withdrawals and deaths	(0.795)	(0.742)	(0.798)	(0.957)	(0.978)	-23.0%
Net flows	0.032	(0.046)	(0.105)	(0.245)	(0.221)	NM
Transfers between fixed and variable accounts	(0.016)	0.018	0.018	0.032	0.068	NM
Interest credited and change in market value	(0.597)	1.555	1.693	0.634	0.624	204.5%
Balance as of End-of-Period	$21.645	$23.172	$24.778	$25.199	$25.670	18.6%

Alliance and Smart Future Mutual Funds
Balance as of beginning-of-period	$6.652	$6.848	$8.155	$9.544	$10.103	51.9%
Plan/participant rollovers	0.338	0.071	0.057	0.086	0.103	-69.5%
Additional contributions	0.396	0.363	0.353	0.360	0.447	12.9%
Gross deposits	0.734	0.434	0.410	0.446	0.550	-25.1%
Withdrawals and deaths	(0.109)	(0.132)	(0.161)	(0.263)	(0.220)	NM
Net flows	0.625	0.302	0.249	0.183	0.330	-47.2%
Transfers	-	(0.008)	(0.003)	(0.032)	(0.063)	NM
Other (3)	-	-	-	-	0.186	NM
Interest credited and change in market value	(0.429)	1.013	1.143	0.408	0.473	210.3%
Balance as of End-of-Period (4)	$6.848	$8.155	$9.544	$10.103	$11.029	61.1%

Total Annuities and Mutual Funds
Balance as of beginning-of-period	$28.878	$28.493	$31.327	$34.322	$35.302	22.2%
Gross deposits	1.561	1.130	1.103	1.158	1.307	-16.3%
Withdrawals and deaths	(0.904)	(0.874)	(0.959)	(1.220)	(1.198)	-32.5%
Net flows	0.657	0.256	0.144	(0.062)	0.109	-83.4%
Transfers	(0.016)	0.010	0.015	-	0.005	131.3%
Other (3)	-	-	-	-	0.186	NM
Interest credited and change in market value	(1.026)	2.568	2.836	1.042	1.097	206.9%
Balance as of End-of-Period	$28.493	$31.327	$34.322	$35.302	$36.699	28.8%

Variable Annuities Under Agreement - Included Above	$0.007	$0.008	$0.009	$0.009	$0.009	28.6%

Incremental Deposits: (5)
Fixed annuities	$0.407	$0.327	$0.305	$0.298	$0.315	-22.6%
Variable annuities	0.418	0.367	0.387	0.413	0.440	5.3%
Total annuities incremental deposits	0.825	0.694	0.692	0.711	0.755	-8.5%
Total Alliance mutual funds incremental deposits	0.734	0.434	0.410	0.446	0.550	-25.1%
Total Incremental Deposits	$1.559	$1.128	$1.102	$1.157	$1.305	-16.3%

(1)	Includes fixed annuity products offered under our mutual fund products and the fixed portion of variable annuities.
(2)	Excludes the fixed portion of variable annuities.
(3)
Represents LINCOLN ALLIANCE® program assets held by a third-party trustee that were not previously included in the account value roll forward. Effective January 1, 2010, all such LINCOLN ALLIANCE® program activity was included in the account value roll forward.

(4)
Includes mutual fund account values and other third party trustee-held assets as mentioned in footnote three. These items are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

(5)	Represents gross deposits reduced by transfers from other Lincoln products.

3/31/2010						PAGE 20
Retirement Solutions - Defined Contribution
Account Value Roll Forwards by Product
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Total Micro - Small Segment
Balance as of beginning-of-period	$4.888	$4.710	$5.234	$5.785	$5.863	19.9%
Gross deposits	0.306	0.256	0.290	0.305	0.342	11.8%
Withdrawals and deaths	(0.266)	(0.268)	(0.319)	(0.420)	(0.422)	-58.6%
Net flows	0.040	(0.012)	(0.029)	(0.115)	(0.080)	NM
Transfers between fixed and variable accounts	(0.004)	-	-	0.002	(0.001)	75.0%
Investment increase and change in market value	(0.214)	0.536	0.580	0.191	0.184	186.0%
Balance as of End-of-Period	$4.710	$5.234	$5.785	$5.863	$5.966	26.7%

Total Mid - Large Segment
Balance as of beginning-of-period	$9.540	$9.920	$11.425	$12.972	$13.653	43.1%
Gross deposits	1.026	0.661	0.617	0.650	0.769	-25.0%
Withdrawals and deaths	(0.233)	(0.211)	(0.259)	(0.407)	(0.350)	-50.2%
Net flows	0.793	0.450	0.358	0.243	0.419	-47.2%
Transfers between fixed and variable accounts	(0.013)	0.010	0.016	(0.001)	0.006	146.2%
Other (1)	-	-	-	-	0.186	NM
Investment increase and change in market value	(0.400)	1.045	1.173	0.439	0.503	225.8%
Balance as of End-of-Period	$9.920	$11.425	$12.972	$13.653	$14.767	48.9%

Total Multi-Fund® and Other Variable Annuities
Balance as of beginning-of-period	$14.450	$13.863	$14.668	$15.565	$15.786	9.2%
Gross deposits	0.229	0.213	0.196	0.203	0.196	-14.4%
Withdrawals and deaths	(0.405)	(0.395)	(0.381)	(0.393)	(0.426)	-5.2%
Net flows	(0.176)	(0.182)	(0.185)	(0.190)	(0.230)	-30.7%
Transfers between fixed and variable accounts	0.001	-	(0.001)	(0.001)	-	-100.0%
Investment increase and change in market value	(0.412)	0.987	1.083	0.412	0.410	199.5%
Balance as of End-of-Period	$13.863	$14.668	$15.565	$15.786	$15.966	15.2%

Total Annuities and Mutual Funds
Balance as of beginning-of-period	$28.878	$28.493	$31.327	$34.322	$35.302	22.2%
Gross deposits	1.561	1.130	1.103	1.158	1.307	-16.3%
Withdrawals and deaths	(0.904)	(0.874)	(0.959)	(1.220)	(1.198)	-32.5%
Net flows	0.657	0.256	0.144	(0.062)	0.109	-83.4%
Transfers between fixed and variable accounts	(0.016)	0.010	0.015	-	0.005	131.3%
Other (1)	-	-	-	-	0.186	NM
Investment increase and change in market value	(1.026)	2.568	2.836	1.042	1.097	206.9%
Balance as of End-of-Period (2)	$28.493	$31.327	$34.322	$35.302	$36.699	28.8%

(1)
Represents LINCOLN ALLIANCE® program assets held by a third-party trustee that were not previously included in the account value roll forward. Effective January 1, 2010, all such LINCOLN ALLIANCE® program activity was included in the account value roll forward.

(2)
Includes mutual fund account values and other trustee-held assets as mentioned in footnote one. These items are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

3/31/2010						PAGE 21
Retirement Solutions - Defined Contribution
Account Value and Interest Rate Spread Information
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Fixed Annuities, Excluding Fixed Portion of Variable
Contracts
Deposits	$0.316	$0.244	$0.227	$0.224	$0.236	-25.3%
Withdrawals and deaths	(0.185)	(0.132)	(0.149)	(0.201)	(0.174)	5.9%
Net flows	$0.131	$0.112	$0.078	$0.023	$0.062	-52.7%

Fixed Contract Account Values	$5.773	$5.879	$6.030	$6.139	$6.324	9.5%

Fixed Portion of Variable Contracts
Deposits	$0.093	$0.084	$0.079	$0.075	$0.080	-14.0%
Withdrawals and deaths	(0.198)	(0.194)	(0.178)	(0.167)	(0.167)	15.7%
Net flows	$(0.105)	$(0.110)	$(0.099)	$(0.092)	$(0.087)	17.1%

Fixed Portion of Variable Contract Account Values	$6.150	$6.191	$6.128	$6.107	$6.096	-0.9%

Variable Annuities, Including Fixed Portion of
Variable Contracts
Deposits	$0.511	$0.452	$0.466	$0.488	$0.521	2.0%
Withdrawals and deaths	(0.610)	(0.610)	(0.649)	(0.756)	(0.804)	-31.8%
Net flows	$(0.099)	$(0.158)	$(0.183)	$(0.268)	$(0.283)	NM

Variable Contract Account Values	$15.872	$17.293	$18.748	$19.060	$19.346	21.9%

Average Daily Variable Annuity Separate Account
Values	$9.846	$10.768	$11.881	$12.726	$12.909	31.1%

						(Basis Point)
Interest Rate Spread (1)						Change
Fixed maturity securities, mortgage loans on real estate
and other, net of investment expenses (2)	5.70%	5.79%	5.85%	5.72%	5.71%	1
Commercial mortgage loan prepayment and bond make
whole premiums	0.00%	0.01%	0.08%	0.08%	0.01%	1
Alternative investments	-0.01%	-0.02%	0.03%	0.02%	0.02%	3
Net investment income yield on reserves	5.69%	5.78%	5.96%	5.82%	5.74%	5
Interest rate credited to contract holders	3.78%	3.73%	3.66%	3.63%	3.58%	(20)
Interest rate spread	1.91%	2.05%	2.30%	2.19%	2.16%	25

(1)
For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves.  We exclude net investment income earned on investments supporting statutory surplus from our spread calculations.  The average crediting rate is calculated as interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by the average fixed account values, including the fixed portion of variable annuities.

(2)
Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets.  The increased cash and short-term investment balances for the three months ended March 2009, June 2009, September 2009, and December 2009 reduced our yields by approximately 16 bps, 18 bps, 11 bps and 6 bps, respectively.  There was no impact for the three months ended March 2010.

3/31/2010						PAGE 22
Insurance Solutions - Life Insurance
Income Statements, Operational Data and DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Operating Revenues
Insurance premiums	$90.5	$93.3	$93.5	$115.2	$112.3	24.1%
Surrender charges	21.6	26.7	32.8	30.5	30.8	42.6%
Mortality assessments	344.1	320.0	317.1	317.6	317.9	-7.6%
Expense assessments	116.5	103.0	144.1	127.4	128.7	10.5%
Net investment income	497.7	453.3	495.3	528.2	530.1	6.5%
Amortization of deferred loss on business sold
through reinsurance	-	(0.7)	(0.7)	1.4	-	NM
Other revenues and fees	5.8	6.6	7.0	5.6	8.0	37.9%
Total Operating Revenues	1,076.2	1,002.2	1,089.1	1,125.9	1,127.8	4.8%

Operating Expenses
Interest credited	302.8	290.8	292.9	297.7	296.9	-1.9%
Benefits	355.7	323.0	320.7	374.6	398.9	12.1%
Underwriting, acquisition, insurance and other expenses	224.0	191.7	283.9	221.5	230.0	2.7%
Total Operating Expenses	882.5	805.5	897.5	893.8	925.8	4.9%
Income from operations before federal income tax expense	193.7	196.7	191.6	232.1	202.0	4.3%
Federal income tax expense	51.5	63.8	55.1	74.5	65.3	26.8%
Income from Operations	$142.2	$132.9	$136.5	$157.6	$136.7	-3.9%

Effective Tax Rate	26.6%	32.4%	28.8%	32.1%	32.3%

Average Equity	$8,235.3	$7,980.9	$8,053.3	$8,348.8	$8,254.0
Return on Average Equity	6.9%	6.7%	6.8%	7.6%	6.6%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$176.9	$141.9	$159.0	$197.8	$167.1	-5.5%
General and administrative expenses	110.2	109.5	112.5	122.4	106.9	-3.0%
Taxes, licenses and fees	33.3	22.9	30.7	28.5	32.2	-3.3%
Amortization of sales force intangibles	1.0	1.0	1.0	1.0	1.0	0.0%
Total commissions and expenses incurred	321.4	275.3	303.2	349.7	307.2	-4.4%
Less: commissions and expenses capitalized	(224.5)	(197.5)	(213.4)	(264.2)	(223.0)	0.7%
Amortization of DAC and VOBA, net of interest	127.1	113.9	194.1	136.0	145.8	14.7%
Total Underwriting, Acquisition, Insurance
and Other Expenses	$224.0	$191.7	$283.9	$221.5	$230.0	2.7%

General and Administrative Expenses - Basis Points
on Average Account Values - Annualized	139	144	145	155	134	(5)

DAC and VOBA
Balance as of beginning-of-period	$7,399.4	$7,280.9	$6,846.9	$6,189.4	$6,427.9
Business sold through reinsurance	(292.9)	-	-	-	-
Deferrals	224.5	197.5	213.4	264.2	223.0
Amortization, net of interest:
Unlocking	(12.6)	(5.5)	(52.8)	(3.7)	(14.7)
Other amortization, net of interest, excluding unlocking	(114.5)	(108.4)	(141.3)	(132.3)	(131.1)
Deferrals, net of amortization included in operating
underwriting, acquisition, insurance and other expenses	97.4	83.6	19.3	128.2	77.2
Adjustment related to realized losses	20.0	41.1	1.7	38.3	2.5
Adjustment related to unrealized (gains) losses	57.0	(558.7)	(678.5)	72.0	(222.6)
Balance as of End-of-Period	$7,280.9	$6,846.9	$6,189.4	$6,427.9	$6,285.0

DFEL
Balance as of beginning-of-period	$888.7	$941.4	$1,014.0	$1,057.8	$1,155.2
Business sold through reinsurance	(11.0)	-	-	-	-
Deferrals	96.9	100.3	108.2	133.8	118.3
Amortization, net of interest:
Unlocking	(2.9)	(0.7)	(27.9)	(3.0)	(8.1)
Other amortization, net of interest, excluding unlocking	(32.1)	(29.6)	(37.7)	(36.0)	(38.5)
Deferrals, net of amortization included in operating
expense assessments	61.9	70.0	42.6	94.8	71.7
Adjustment related to realized losses	0.9	2.4	0.3	3.1	0.1
Adjustment related to unrealized gains (losses)	0.9	0.2	0.9	(0.5)	(73.0)
Balance as of End-of-Period	$941.4	$1,014.0	$1,057.8	$1,155.2	$1,154.0

3/31/2010						PAGE 23
Insurance Solutions - Life Insurance
Operational Data and Account Value Roll Forwards
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Sales by Product (in millions)
UL
Excluding MoneyGuard®	$102.7	$84.9	$91.0	$117.7	$90.1	-12.3%
MoneyGuard®	11.0	14.3	18.4	23.3	18.5	68.2%
Total	113.7	99.2	109.4	141.0	108.6	-4.5%
VUL	9.0	7.1	6.7	13.3	7.7	-14.4%
COLI and BOLI (1)	11.7	4.7	14.4	20.7	6.8	-41.9%
Term/Whole Life	10.8	12.7	15.7	19.8	19.5	80.6%
Total	$145.2	$123.7	$146.2	$194.8	$142.6	-1.8%

First Year Paid Premiums (in millions)
UL
Excluding MoneyGuard®	$230.5	$216.2	$238.3	$329.5	$262.5	13.9%
MoneyGuard®	73.1	94.9	122.1	154.4	122.4	67.4%
Total	303.6	311.1	360.4	483.9	384.9	26.8%
VUL	25.2	20.1	10.2	38.6	17.1	-32.1%
COLI and BOLI (1)	52.0	16.1	33.8	46.9	11.9	-77.1%
Term/Whole Life	18.8	23.0	28.2	37.3	19.1	1.6%
Total	$399.6	$370.3	$432.6	$606.7	$433.0	8.4%

Life Insurance In Force
UL and other	$288.826	$288.632	$289.124	$291.879	$292.204	1.2%
Term insurance	236.408	238.901	242.889	248.726	254.115	7.5%
Total	$525.234	$527.533	$532.013	$540.605	$546.319	4.0%

Interest-Sensitive Life
Balance as of beginning-of-period	$27.502	$27.617	$27.709	$27.825	$28.192	2.5%
Deposits	0.815	0.840	0.899	1.067	0.910	11.7%
Withdrawals and deaths	(0.358)	(0.391)	(0.417)	(0.296)	(0.367)	-2.5%
Net flows	0.457	0.449	0.482	0.771	0.543	18.8%
Contract holder assessments	(0.631)	(0.645)	(0.657)	(0.698)	(0.673)	-6.7%
Interest credited	0.289	0.288	0.291	0.294	0.293	1.4%
Balance as of End-of-Period (Gross) (2)	27.617	27.709	27.825	28.192	28.355	2.7%
Reinsurance ceded	(0.938)	(0.930)	(0.923)	(0.917)	(0.911)	2.9%
Balance as of End-of-Period (Net of Ceded) (2)	$26.679	$26.779	$26.902	$27.275	$27.444	2.9%

VUL
Balance as of beginning-of-period	$4.251	$3.992	$4.562	$5.176	$5.287	24.4%
Deposits	0.243	0.180	0.174	0.233	0.167	-31.3%
Withdrawals and deaths	(0.143)	(0.089)	(0.095)	(0.243)	(0.108)	24.5%
Net flows	0.100	0.091	0.079	(0.010)	0.059	-41.0%
Contract holder assessments	(0.094)	(0.088)	(0.091)	(0.092)	(0.090)	4.3%
Investment income and change in market value	(0.265)	0.567	0.626	0.213	0.211	179.6%
Balance as of End-of-Period (Gross)	3.992	4.562	5.176	5.287	5.467	36.9%
Reinsurance ceded	(0.640)	(0.719)	(0.807)	(0.820)	(0.837)	-30.8%
Balance as of End-of-Period (Net of Ceded)	$3.352	$3.843	$4.369	$4.467	$4.630	38.1%

Total Life Insurance
Balance as of beginning-of-period	$31.753	$31.609	$32.271	$33.001	$33.479	5.4%
Deposits	1.058	1.020	1.073	1.300	1.077	1.8%
Withdrawals and deaths	(0.501)	(0.480)	(0.512)	(0.539)	(0.475)	5.2%
Net flows	0.557	0.540	0.561	0.761	0.602	8.1%
Contract holder assessments	(0.725)	(0.733)	(0.748)	(0.790)	(0.763)	-5.2%
Investment income and change in market value	0.024	0.855	0.917	0.507	0.504	NM
Balance as of End-of-Period (Gross)	31.609	32.271	33.001	33.479	33.822	7.0%
Reinsurance ceded	(1.578)	(1.649)	(1.730)	(1.737)	(1.748)	-10.8%
Balance as of End-of-Period (Net of Ceded)	$30.031	$30.622	$31.271	$31.742	$32.074	6.8%

						(Basis Point)
Interest-Sensitive Products Interest Rate Spreads (3)						Change
Fixed maturity securities, mortgage loans on real
estate and other, net of investment expenses (4)	5.83%	6.03%	5.97%	5.88%	5.82%	(1)
Commercial mortgage loan prepayment and bond make whole premiums	0.00%	0.06%	0.04%	0.07%	0.05%	5
Alternative investments	-0.06%	-0.71%	-0.29%	0.05%	0.18%	24
Net investment income yield on reserves	5.77%	5.38%	5.72%	6.00%	6.05%	28
Interest rate credited to contract holders	4.25%	4.20%	4.22%	4.25%	4.18%	(7)
Interest rate spread	1.52%	1.18%	1.50%	1.75%	1.87%	35

Traditional Products Interest Rate Spreads (5)
Fixed maturity securities, mortgage loans on real
estate and other, net of investment expenses	6.00%	5.96%	5.98%	6.01%	6.23%	23
Commercial mortgage loan prepayment and bond make whole premiums	0.01%	0.01%	0.01%	0.00%	0.00%	(1)
Alternative investments	-0.01%	-0.01%	0.02%	0.01%	0.02%	3
Net investment income yield on reserves	6.00%	5.96%	6.01%	6.02%	6.25%	25

(1)	COLI and BOLI are interest-sensitive and contain both UL and VUL products.
(2)	Includes UL, interest-sensitive whole life and the fixed investment option of VUL products.
(3)
For the interest-sensitive life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. We exclude net investment income earned on investments supporting statutory surplus and reverse repurchase agreement interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited on life products divided by average fixed account values.

(4)
Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets. The increased cash and short-term investment balances for the three months ended March 2009, September 2009, December 2009 and March 2010 reduced our yields by approximately 11 bps, 4 bps, 13 bps and 11 bps, respectively. There was no impact for the three months ended June 2009.

(5)
For the traditional life products, the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of March 31, 2010, interest-sensitive products represented approximately 87% of total interest-sensitive and traditional earning assets.

3/31/2010						PAGE 24
Insurance Solutions - Group Protection
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Operating Revenues
Insurance premiums	$389.8	$413.3	$379.5	$396.4	$409.9	5.2%
Mortality assessments	-	-	0.1	-	-	NM
Net investment income	30.1	28.1	33.5	35.7	33.6	11.6%
Other revenues and fees	1.5	1.5	1.5	1.5	1.7	13.3%
Total Operating Revenues	421.4	442.9	414.6	433.6	445.2	5.6%

Operating Expenses
Interest credited	0.6	0.5	0.5	0.7	0.5	-16.7%
Benefits	282.0	292.7	261.6	281.1	310.7	10.2%
Underwriting, acquisition, insurance and other expenses	99.3	98.0	99.3	105.4	101.1	1.8%
Total Operating Expenses	381.9	391.2	361.4	387.2	412.3	8.0%
Income from operations before federal income tax expense	39.5	51.7	53.2	46.4	33.0	-16.5%
Federal income tax expense	13.8	18.1	18.7	16.3	11.6	-15.9%
Income from Operations	$25.7	$33.6	$34.5	$30.1	$21.4	-16.7%

Effective Tax Rate	34.9%	35.0%	35.2%	35.1%	35.2%

Average Equity	$1,014.7	$1,047.5	$1,056.8	$1,061.7	$1,075.0
Return on Average Equity	10.1%	12.8%	13.1%	11.3%	8.0%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$44.2	$43.6	$43.3	$44.5	$46.9	6.1%
General and administrative expenses	47.4	48.2	48.1	60.0	46.9	-1.1%
Taxes, licenses and fees	10.5	7.3	9.3	9.1	10.9	3.8%
Total commissions and expenses incurred	102.1	99.1	100.7	113.6	104.7	2.5%
Less: commissions and expenses capitalized	(13.2)	(12.5)	(12.8)	(20.8)	(14.6)	-10.6%
Amortization of DAC and VOBA, net of interest	10.4	11.4	11.4	12.6	11.0	5.8%
Total Underwriting, Acquisition, Insurance
and Other Expenses	$99.3	$98.0	$99.3	$105.4	$101.1	1.8%

General and Administrative Expenses as a
Percentage of Premiums	12.2%	11.7%	12.7%	15.1%	11.4%

DAC and VOBA
Balance as of beginning-of-period	$145.9	$148.7	$149.8	$151.2	$159.5
Deferrals	13.2	12.5	12.8	20.9	14.6
Amortization, net of interest	(10.4)	(11.4)	(11.4)	(12.6)	(11.1)
Deferrals, net of amortization included in operating
underwriting, acquisition, insurance and other expenses	2.8	1.1	1.4	8.3	3.5
Balance as of End-of-Period	$148.7	$149.8	$151.2	$159.5	$163.0

Annualized Sales by Product Line
Life	$22.7	$21.1	$31.4	$67.2	$24.0	5.7%
Disability	23.5	29.3	38.5	78.3	28.8	22.6%
Dental	8.1	9.1	9.9	21.3	10.3	27.2%
Total	$54.3	$59.5	$79.8	$166.8	$63.1	16.2%

Insurance Premiums by Product Line
Life	$142.4	$147.4	$142.2	$152.1	$157.2	10.4%
Disability	174.0	171.1	173.0	174.1	178.3	2.5%
Dental	37.5	37.2	36.2	37.7	39.5	5.3%
Other	35.9	57.6	28.1	32.5	34.9	-2.8%
Total	$389.8	$413.3	$379.5	$396.4	$409.9	5.2%

Income from Operations by Product Line
Life	$0.6	$12.5	$16.0	$13.3	$3.4	NM
Disability	25.3	20.7	17.3	15.6	18.6	-26.5%
Dental	(1.1)	(1.5)	(0.6)	1.1	(1.8)	-63.6%
Other	0.9	1.9	1.8	0.1	1.2	33.3%
Total	$25.7	$33.6	$34.5	$30.1	$21.4	-16.7%

Loss Ratios by Product Line
Life	81.6%	70.3%	66.6%	69.6%	82.4%
Disability	59.1%	62.4%	66.8%	67.5%	65.5%
Dental	84.2%	86.1%	79.7%	76.6%	86.1%
Combined Loss Ratios	70.8%	68.2%	68.1%	69.3%	74.8%

3/31/2010						PAGE 25
Other Operations
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Operating Revenues
Insurance premiums	$0.8	$2.7	$0.1	$0.4	$(0.3)	NM
Net investment income	69.7	69.8	81.1	86.5	85.4	22.5%
Amortization of deferred gain on business sold
through reinsurance (1)	18.4	18.4	18.3	18.3	18.2	-1.1%
Other revenues and fees	1.7	5.4	2.9	4.5	5.1	200.0%
Communications revenues	14.8	19.1	17.2	16.7	15.5	4.7%
Total Operating Revenues	105.4	115.4	119.6	126.4	123.9	17.6%

Operating Expenses
Interest credited	50.9	31.4	32.9	32.8	33.6	-34.0%
Benefits	106.6	36.0	36.0	79.0	34.1	-68.0%
Underwriting, acquisition, insurance and other expenses	35.0	56.8	24.3	27.5	27.8	-20.6%
Taxes, licenses and fees	1.5	3.1	(0.9)	(20.2)	1.5	0.0%
Interest and debt expenses	64.7	60.9	68.0	68.1	68.1	5.3%
Communications expenses	12.9	13.5	13.3	12.9	13.8	7.0%
Total Operating Expenses	271.6	201.7	173.6	200.1	178.9	-34.1%
Loss from operations before federal income tax benefit	(166.2)	(86.3)	(54.0)	(73.7)	(55.0)	66.9%
Federal income tax benefit	(57.7)	(34.0)	(21.4)	(30.2)	(18.4)	68.1%
Loss From Operations	$(108.5)	$(52.3)	$(32.6)	$(43.5)	$(36.6)	66.3%

Run Off Institutional Pensions Account Values -
Balance at End-of-Period	$1.931	$1.928	$1.931	$1.911	$1.909	-1.1%

Discontinued Operations
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Discontinued Operations Before Disposal
Income from discontinued operations before federal
income tax expense	$13.2	$27.0	$27.3	$7.2	$(16.9)	NM
Federal income tax expense	5.5	10.8	10.3	4.1	(2.6)	NM
Income (Loss) From Discontinued Operations
Before Disposal	7.7	16.2	17.0	3.1	(14.3)	NM

Disposal
Gain (loss) on disposal before federal income tax
expense (benefit)	-	(237.0)	16.7	1.0	64.8	NM
Federal income tax expense (benefit)	-	(67.0)	(38.3)	-	22.6	NM
Gain (Loss) on Disposal	-	(170.0)	55.0	1.0	42.2	NM
Income (Loss) From Discontinued Operations	$7.7	$(153.8)	$72.0	$4.1	$27.9	262.3%

(1)	Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

3/31/2010						PAGE 26
Consolidated Deposits, Account Balances and Net Flows
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Deposits
Retirement Solutions:
Annuities - fixed annuities (1)	$1.361	$1.774	$2.025	$1.195	$1.138	-16.4%
Defined Contribution - fixed annuities	0.409	0.328	0.306	0.299	0.316	-22.7%
Annuities - variable annuities	0.827	0.851	1.063	1.266	1.138	37.6%
Defined Contribution - variable products (2)	1.152	0.802	0.797	0.859	0.991	-14.0%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	0.815	0.840	0.899	1.067	0.910	11.7%
VUL	0.243	0.180	0.174	0.233	0.167	-31.3%
Total Deposits	$4.807	$4.775	$5.264	$4.919	$4.660	-3.1%

	As of
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Account Balances
Retirement Solutions:
Annuities - fixed annuities (1)	$16.760	$17.531	$18.717	$18.913	$19.031	13.6%
Defined Contribution - fixed annuities	11.924	12.070	12.158	12.246	12.420	4.2%
Annuities - variable annuities	39.301	45.523	52.429	55.368	57.815	47.1%
Defined Contribution - variable products (2)	16.569	19.257	22.164	23.056	24.279	46.5%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	26.679	26.779	26.902	27.275	27.444	2.9%
VUL	3.352	3.843	4.369	4.467	4.630	38.1%
Total Account Balances	$114.585	$125.003	$136.739	$141.325	$145.619	27.1%

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change
Net Flows
Retirement Solutions:
Annuities - fixed annuities (1)	$0.596	$1.128	$1.524	$0.672	$0.652	9.4%
Defined Contribution - fixed annuities	0.026	0.002	(0.021)	(0.069)	(0.025)	NM
Annuities - variable annuities	(0.166)	(0.093)	0.086	0.146	(0.077)	53.6%
Defined Contribution - variable products (2)	0.631	0.254	0.165	0.007	0.134	-78.8%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	0.457	0.449	0.482	0.771	0.543	18.8%
VUL	0.100	0.091	0.079	(0.010)	0.059	-41.0%
Total Net Flows	$1.644	$1.831	$2.315	$1.517	$1.286	-21.8%

(1)	Includes fixed portion of variable annuities.
(2)
Includes amounts attributable to mutual fund net flows. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

3/31/2010						PAGE 27
Consolidated Investment Data
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2009	2009	2009	2009	2010	Change

Net Investment Income
Available-for-sale fixed maturity securities	$824.9	$854.6	$904.7	$903.4	$905.5	9.8%
Available-for-sale equity securities	1.7	1.8	1.8	2.2	1.8	5.9%
Available-for-sale VIEs' fixed maturity securities	-	-	-	-	3.8	NM
Trading securities	39.6	39.0	40.0	40.2	39.4	-0.5%
Mortgage loans on real estate	119.2	120.0	114.2	118.2	112.8	-5.4%
Real estate	3.8	3.5	3.6	8.1	6.6	73.7%
Policy loans	44.3	42.2	41.9	43.2	42.1	-5.0%
Invested cash	8.3	4.1	1.0	1.6	1.4	-83.1%
Other investments	(2.2)	(67.4)	(6.7)	36.5	22.4	NM
Investment income	1,039.6	997.8	1,100.5	1,153.4	1,135.8	9.3%
Investment expense	(26.3)	(27.2)	(29.2)	(31.1)	(29.7)	-12.9%
Net Investment Income	$1,013.3	$970.6	$1,071.3	$1,122.3	$1,106.1	9.2%

Average Invested Assets (Amortized Cost)	$69,583.2	$71,331.0	$73,791.1	$74,731.7	$75,458.8

Ratio of Net Investment Income Over Average
Invested Assets	5.82%	5.44%	5.81%	6.01%	5.86%

Realized Loss Related to Investments
Available-for-sale fixed maturity securities:
Gross gains	$53.7	$32.8	$23.4	$51.5	$49.8	-7.3%
Gross losses	(241.3)	(172.1)	(165.9)	(129.3)	(83.6)	65.4%
Equity securities:
Gross gains	3.1	0.5	0.5	1.5	0.1	-96.8%
Gross losses	(2.6)	(6.0)	(7.8)	(10.9)	(3.5)	-34.6%
Gain (loss) on other investments	(2.1)	(57.9)	1.6	(72.0)	(21.6)	NM
Associated amortization of DAC, VOBA, DSI,
DFEL and changes in other contract holder funds
and funds withheld reinsurance liabilities	55.6	48.4	24.7	32.6	3.8	-93.2%
Total realized loss on investments, excluding
trading securities	(133.6)	(154.3)	(123.5)	(126.6)	(55.0)	58.8%
Loss on certain derivative instruments	(16.5)	(4.0)	(12.1)	(1.5)	10.6	164.2%
Total, pre-tax	(150.1)	(158.3)	(135.6)	(128.1)	(44.4)	70.4%
Income taxes	(52.5)	(55.4)	(47.6)	(44.8)	(15.6)	70.3%
Total, After-Tax	$(97.6)	$(102.9)	$(88.0)	$(83.3)	$(28.8)	70.5%

	As of March 31, 2010		As of December 31, 2009
	Amount	% of Total	Amount	% of Total
Available-for-Sale and Trading Securities
Fixed maturity securities (fair value)	$65,990.7	99.5%	$63,320.8	99.6%
Fixed maturity securities (amortized cost)	64,504.7	99.4%	63,097.0	99.4%

Equity securities (fair value)	312.1	0.5%	280.5	0.4%
Equity securities (amortized cost)	378.6	0.6%	383.7	0.6%

% of Available-for-Sale Fixed Maturity Securities,
Based on Fair Value
Treasuries and AAA		20.1%		19.3%
AA or better		28.8%		27.3%
BB or less		6.1%		6.9%

General Account Investments	As of March 31, 2010		As of December 31, 2009
	Amount	% of Total	Amount	% of Total
Fixed Maturities - Security Sector:
Corporate bonds	$47,446.2	74.8%	$45,860.3	75.4%
U.S. Government bonds	198.3	0.3%	194.2	0.3%
Foreign government bonds	456.1	0.7%	504.9	0.8%
Mortgage-backed securities	11,365.4	17.9%	11,103.3	18.3%
State and municipal bonds	2,198.1	3.5%	1,967.6	3.2%
Preferred stocks - redeemable	1,216.7	1.9%	1,188.0	2.0%
VIEs	579.5	0.9%	-	0.0%
Total	$63,460.3	100.0%	$60,818.3	100.0%

	As of
	March	June	Sept.	Dec.	March	%
Composition of Investment Portfolio	2009	2009	2009	2009	2010	Change
Available-for-sale securities, at fair value:
Fixed maturity	$48,535.5	$55,049.8	$60,666.2	$60,818.3	$62,880.8	29.6%
Equity	175.7	236.3	283.0	278.4	310.0	76.4%
VIEs' fixed maturity	-	-	-	-	579.5	NM
Trading securities	2,245.6	2,316.7	2,547.9	2,504.6	2,532.5	12.8%
Mortgage loans on real estate and real estate	7,745.1	7,627.5	7,431.0	7,351.6	7,213.1	-6.9%
Policy loans	2,905.6	2,896.9	2,893.0	2,897.8	2,902.8	-0.1%
Derivative investments	2,226.1	1,233.8	1,282.0	1,010.1	992.4	-55.4%
Other investments	1,476.2	1,187.1	1,079.6	1,057.2	1,046.4	-29.1%
Total	$65,309.8	$70,548.1	$76,182.7	$75,918.0	$78,457.5	20.1%